UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2009

MFRI, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

7720 Lehigh Avenue, Niles, Illinois	60714
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 966-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

          On September 15, 2009, MFRI, Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as successor rights agent (the “Rights Agent”), entered into the Amendment (the “Amendment”) to Rights Agreement (the “Rights Agreement”) between the Company and Harris Trust and Savings Bank, as rights agent, dated as of September 15, 1999. Among other things, the Amendment extends the term of the Rights Agreement until September 15, 2019; appoints Continental Stock Transfer & Trust Company as successor rights agent; and amends certain definitions to include positions in certain derivative instruments related to the Company’s common stock as constituting beneficial ownership of such stock.

          The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as an exhibit hereto and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

The following Exhibit is included with this Report:

4.1	Amendment to Rights Agreement dated as of September 15, 2009, by and between MFRI, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent.
  The forward-looking statements contained in this report are based on current expectations, estimates, projections and assumptions made by management. While the Company’s management believes the assumptions underlying its forward-looking statements are reasonable, such information is subject to uncertainties and may involve certain risks, many of which are difficult to predict and beyond management’s control. As such, these statements are not guarantees of future performance, results or events. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 17, 2009	MFRI, INC. (Registrant) By: /s/ Michael D. Bennett Name: Michael D. Bennett Its: Vice President

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment to Rights Agreement dated as of September 15, 2009, by and between MFRI, Inc. and Continental Stock Transfer and Trust Company, as Rights Agent.

EXHIBIT 4.1

AMENDMENT TO RIGHTS AGREEMENT

THIS AMENDMENT TO RIGHTS AGREEMENT (this "Amendment") is made and entered into as of the 15th day of September, 2009, by and between MFRI, INC., a Delaware corporation (the “Company”) and CONTINENTAL STOCK TRANSFER & TRUST COMPANY (the “Rights Agent”).

RECITALS:

A.        The Company and Harris Trust and Savings Bank, as rights agent, entered into the Rights Agreement dated as of September 15, 1999 (the “Rights Agreement”)

B.	The Rights Agreement expires on September 15, 2009
C.	Harris Trust and Savings Bank has resigned as rights agent.

D.        Pursuant to Section 27 of the Rights Agreement, prior to the Distribution Date, and subject to the penultimate sentence of said Section 27, the Company may, and the Rights Agent shall, if the Company directs, amend the Rights Agreement.

E.        The Board of Directors has determined that it is in the best interest of the Company to amend the Rights Agreement set forth in this Amendment to, among other things, extend the term of the Rights Agreement and appoint Continental Stock Transfer & Trust Company as Rights Agent.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

The Company hereby appoints Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, New York 10004, as the Rights Agent. The Rights Agreement is amended to delete references to Harris Trust and Savings Bank as the Rights Agent, and substitute Continental Stock Transfer & Trust Company therefore.

2.	Section 1(c) of the Rights Agreement shall be amended by adding a new subsection (iv) as follows:

(iv)      in respect of which such person or any of such person’s Affiliates or Associates has a Synthetic Long Position that has been disclosed in a filing by such Person or any of such Person’s Affiliates or Associates with the Securities and Exchange Commission pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act in respect of which Common Shares are the “subject security” (as such term in used in such Regulations).

3.	Section 1(k) of the Rights Agreement shall be amended by deleting such Section in its entirety and substituting in lieu thereof the following:

(k)	“Final Expiration Date” shall mean the Close of Business on September 15, 2019.

4.         Section 1 of the Rights Agreement shall be amended by adding a new Section (bb) as follows:

(bb) “Synthetic Long Position” means any option, warrant, convertible security, stock appreciation right or other contractual right, whether or not presently exercisable, which has an exercise or conversion privilege or a settlement payment or mechanism at a price related to Common Stock or a value determined in whole or part with reference to, or derived in whole or in part from, the market price or value of Common Stock, whether or not such right is subject to settlement in whole or in part in Common Stock, and which increases in value as the value of Common Stock increases or which provides to the holder of such right an opportunity, directly or indirectly, to profit or share in any profit derived from an increase is the value of Common Stock, but shall not include:

(i) rights of a pledgee under a bona fide pledge of Common Stock;

(ii) rights of all holders of Common Stock to receive Common Stock pro rata, or obligations to dispose of Common Stock, as a result of a merger, exchange offer, or consolidation involving the Company;

(iii) rights or obligations to surrender Common Stock, or have Common Stock withheld, upon the receipt or exercise of a derivate security or the receipt or vesting of equity securities, in order to satisfy the exercise price or the tax withholding consequences of receipt, exercise or vesting;

(iv) interests in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority;

(v) interests or rights to participate in employee benefit plans of the Company held by employees or former employees of the Company; or

(vi) options granted to an underwriter in a registered public offering for the purpose of satisfying over-allotments in such offering.

The number of Common Stock in respect of which a Person has a Synthetic Long Position shall be the notional or other number of Common Stock specified in a filing by such Person or any of such Person’s Affiliates or Associates with the Securities and Exchange Commission pursuant to Regulation 13D-G or Regulation 13D under the Exchange Act in respect of which Common Stock are the “subject security” (as such term is defined in such Regulations) or in the documentation evidencing the Synthetic Long Position as being subject to be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the

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holder of such right to profit or share in any profit, is to be calculated in whole or in part or, if no such number of Common Stock is specified in such filing or documentation, as determined by the Directors of the Company in good faith to be the number of Common Stock to which the Synthetic Long Position relates.”

5.	Section 20(c) of the Rights Agreement shall be amended by deleting such Section in its existing and substituting in lieu thereof the following:

          (c)       The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

6.	Section 21 of the Rights Agreement shall be amended by deleting the period following clause (b) of said Section 21 and adding the following:

, or (c) an entity organized as a bank under the laws of the United States or of any state of the United States, in good standing, which is registered as a transfer agent pursuant to the rules of the U.S. Securities and Exchange Commission.

7.

The undersigned officer of the Company, being duly authorized, hereby certifies that the amendments to the Rights Agreement contained in this Amendment were adopted by a majority of the Board of Directors of the Company (the “Board”) at a meeting of the Board held on September 9, 2009 and said amendments are in compliance with Section 27 of the Rights Agreement.

8.	By its execution and delivery hereof, the Company directs the Rights Agent to execute this Amendment.

9.	By its execution and delivery hereof, the Rights Agent hereby agrees to be bound by, and to act as and perform the duties of Rights Agent under, the Rights Agreement and this Amendment.
10.

The undersigned, as Rights Agent, represents and warrants that it meets the standards for a successor Rights Agent set forth in clause (c) of Section 21 of this Rights Agreement (as amended hereby) as of the date of this Amendment.

11.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
12.

This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed entirely within the State of Delaware, without giving effect to its conflicts of law provisions.

13.	Capitalized terms used, but not defined herein shall have the meaning ascribed to such terms in the Rights Agreement.

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14.	The Rights Agreement, as amended hereby, remains in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by the Company and the Rights Agent as of the date first written above.

MFRI, INC.

By:        /s/ Michael D. Bennett

Name:	Michael D. Bennett
Its:	Vice President and Chief Financial Officer

CONTINENTAL STOCK TRANSFER &

TRUST COMPANY

By:	/s/ Leslie A. Deluca

Name:             Leslie A. Deluca

Its:	Vice President

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